                             LETTER OF TRANSMITTAL
                          TO ACCOMPANY ORDINARY SHARES
                                       OF
                           DSG INTERNATIONAL LIMITED
                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 13, 1996


    THIS OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
                                   MIDNIGHT,
NEW YORK CITY TIME, ON FRIDAY, DECEMBER 13, 1996, UNLESS THE OFFER IS EXTENDED.


                        THE DEPOSITARY FOR THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

        By Mail:           By Facsimile Transmission:
                                                    By Hand or Overnight
Reorganization Department        (201) 329-8936           Courier:
     Midtown Station                                Reorganization Department
       P.O. Box 798                                  120 Broadway-13th Floor
    New York, NY 10018                                 New York, NY 10271

                       Confirm Receipt of Notice of
                           Guaranteed Delivery:
                             (201) 296-4209 (or)
                              (201) 296-4381


  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN ONE OF THOSE SHOWN ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE OF THOSE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO BOOK ENTRY TRANSFER FACILITIES WILL NOT CONSTITUTE VALID DELIVERY TO THIS DEPOSITARY.

  This Letter of Transmittal is to be used if (a) certificates for Ordinary Shares (as defined below) are to be forwarded with it; or (b) a tender of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company or the Philadelphia Depository Trust Company (collectively, the "Book-Entry Transfer Facilities)" pursuant to
Section 3 of the Offer to Purchase. Shareholders who desire to tender Shares pursuant to the Offer and who cannot deliver their certificates (or who are unable to comply with the procedures for book-entry transfer on a timely basis) and all other documents required by this Letter of Transmittal to the Depositary at or before the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to one of the Book-Entry Transfer Facilities does not constitute delivery to the Depositary.

           DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------
   INDICATE IN THIS BOX ORDER (BY CERTIFICATE NUMBER) IN WHICH SHARES ARE TO
 BE PURCHASED IN EVENT OF PRORATION (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY):*** SEE INSTRUCTION 9.
 1st:       ; 2nd:        ; 3rd:       ; 4th:        ; 5th:       ; 6th:
--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR ON                   CERTIFICATE(S) TENDERED
                CERTIFICATE(S))                            (ATTACH SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF SHARES
                                                  CERTIFICATE       REPRESENTED          NUMBER OF
                                                   NUMBER(S)*   BY CERTIFICATE(S)*    SHARES TENDERED**
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------
                                             TOTAL SHARES

--------------------------------------------------------------------------------
   * Need not be completed if Shares are delivered by book-entry transfer.
  ** If you desire to tender fewer than all Shares of evidenced by any certificates listed above, please indicate in this column the number of Shares you wish to tender. If you fail to indicate the number of Shares tendered, all Shares evidenced by certificates will be deemed to have been tendered. See Instruction 4.
 *** If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

 [_CHECK]HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution: ______________________________________________

 Check Box of Applicable Book-Entry Transfer Facility:

 DTC [_]          PDTC [_]

 Account number: _____________________________________________________________

 Transaction Code Number: ____________________________________________________

 [_]CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

 Name(s) of Registered Holder(s): ____________________________________________

 Date of Execution of Notice of Guaranteed Delivery: _________________________

 Name of Institution that Guaranteed Delivery: _______________________________

 Window ticket number (if available): ________________________________________

 If Delivery is by Book-Entry Transfer Check Box of Applicable Book-Entry Transfer Facility:

 DTC [_]          PDTC [_]

 Account number: _____________________________________________________________

 Transaction Code Number: ____________________________________________________

            PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                           PART 1--PLEASE PROVIDE
     SUBSTITUTE FORM W-9   YOUR TIN IN THE BOX AT      SOCIAL SECURITY NUMBER
                           RIGHT AND CERTIFY BY
                           SIGNING AND DATING BELOW.

                                                       OR_____________________
 Department of the Treasury                                EMPLOYER
  Internal Revenue Service                               IDENTIFICATION NUMBER



Payer's Request for Taxpayer
    Identification Number
           ("TIN")

-------------------------------------------------------------------------------
 Part 2--CERTIFICATION--Under the penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------
 SIGNATURE  DATE  1996

 NAME _________________________________________________      PART 3--
 ADDRESS ______________________________________________      Awaiting TIN [_]
 ______________________________________________________
 ______________________________________________________
               (City, State and Zip code)


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
     PART 3 OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
 Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 SIGNATURE  DATE  1996

TO CHASEMELLON SHAREHOLDER SERVICES, L.L.C.:

  The undersigned hereby tenders to DSG International Limited, a British Virgin Islands corporation (the "Company"), the above-described Ordinary Shares, par value $0.01 per share, of the Company (the "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated November 13, 1996, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

  Subject to and effective upon acceptance for payment of the Shares tendered hereby in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all Shares tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

    (a) deliver certificates for Shares or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

    (b) present certificates for such Shares for cancellation and transfer on the Company's books; and

    (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants to the Company that:

    (a) the undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Offer and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of Shares complies with Rule 14e-4;

    (b) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

    (c) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

    (d) the undersigned has read, understands and agrees with, all of the terms of the Offer.

  With respect to holders of certificates representing Shares tendered hereby, the names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, and the number of Shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

  The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single price per Share (not greater than $14.50 nor less than $12.75) that it will pay for Shares (the "Purchase Price") properly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering shareholders of the Shares. The undersigned understands that the Company will select the Purchase Price which will allow it to purchase 850,000 Shares (or such lesser number of Shares as are properly tendered and not withdrawn) at prices not greater than $14.50 nor less than $12.75 pursuant to the Offer. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that the Company will return all other Shares, including Shares tendered and not withdrawn prices greater than the Purchase Price and Shares not purchased because of proration.

  The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered hereby. In either event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" below. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for Shares from the name of their registered holder, or to order the registration or transfer of such Shares tendered by book-entry transfer, if the Company purchases none of the Shares represented by such certificate or tendered by such book-entry transfer.

  The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

 IF PORTIONS OF SHARE HOLDINGS ARE BEING TENDERED AT MORE THAN ONE PRICE, USE A
  SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED. (SEE INSTRUCTION 5)

  The check for the Purchase Price for such of the tendered Shares as are purchased will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under the Special Payment Instructions or the Special Delivery Instructions below.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.



                    PRICE (IN DOLLARS) PER ORDINARY SHARE AT
                        WHICH SHARES ARE BEING TENDERED

--------------------------------------------------------------------------------


   IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE LETTER OF
               TRANSMITAL FOR EACH PRICE SPECIFIED MUST BE USED.


--------------------------------------------------------------------------------

                              CHECK ONLY ONE BOX.
                        IF MORE THAN ONE BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES.


     [_] $12.750      [_] $13.125  [_] $13.500  [_] $13.875  [_] $14.250
     [_] $12.875      [_] $13.250  [_] $13.625  [_] $14.000  [_] $14.375
     [_] $13.000      [_] $13.375  [_] $13.750  [_] $14.125  [_] $14.500



                                   ODD LOTS
                              (SEE INSTRUCTION 8)

   To be completed ONLY if Shares are being tendered by or on behalf of a Person owning beneficially, as of the close of business on the Expiration Date, an aggregate of fewer than 100 Shares.

 The undersigned either (check one box):

 [_will]be the beneficial owner as of the close of business on the Expiration
   Date of an aggregate of fewer than 100 Shares; or

 [_is]a broker, dealer, commercial bank, trust company or other nominee that:

 (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and

 (b) believes, based upon representations made to it by such beneficial owners, that each such person will be the beneficial owner as of the close of business on the Expiration Date, of an aggregate of fewer than 100 Shares.

 In addition, the undersigned is tendering Shares either (check one box):

 [_at]the Purchase Price (defined above), as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share above); or

 [_at]the price per Share indicated above under "Price (in Dollars) Per Share at Which Shares Are Being Tendered" in this Letter of Transmittal.

     SPECIAL PAYMENT INSTRUCTIONS
     (SEE INSTRUCTIONS 1, 4, 6, 7
               AND 10)

 To be completed ONLY if
 certificates for Shares not
 tendered or not purchased and/or
 any check for the Purchase Price of         SPECIAL DELIVERY INSTRUCTIONS
 Shares purchased are to be issued            (SEE INSTRUCTIONS 1, 4, 6, 7
 in the name of someone other than                      AND 10)
 the undersigned, or if Shares
 delivered by book-entry transfers
 that are not purchased are to be
 returned by credit to an account
 maintained by a Book-Entry Transfer
 Facility.

                                          To be completed ONLY if
                                          certificate(s) for Shares not
                                          tendered or not purchased and/or
                                          any check for the Purchase Price of
                                          Shares purchased are to be sent to
                                          someone other than the undersigned,
                                          or to the undersigned at an address
                                          other than that shown above.

 ------------------------------
 Issue       [_]      Check and/or


           [_]      Certificate(s)        Deliver       [_]      Check and/or
 to:

                                                      [_]      Certificate(s)
                                          to:

 Name _______________________________

             (Please Print)



 Address ____________________________
                                          Name _______________________________

 ------------------------------------                (Please Print)

          (Include Zip Code)
                                          Address ____________________________


 ------------------------------------
    (Tax Identification or Social         ------------------------------------
           Security Number)


 [_] Credit Shares tendered by book-
     entry transfer and not purchased       ------------------------------------
     to the account set forth below:                 (Include Zip Code)

 Name of account party: _____________

 Account number: ____________________

 Check box of Applicable Book-Entry
 Transfer Facility:

 ------------------------------------

  DTC [_]
  DTC [_]                               PDTC [_]

              SHAREHOLDER(S) SIGN HERE (SEE INSTRUCTIONS 1 AND 6)

            (PLEASE ALSO COMPLETE THE ENCLOSED SUBSTITUTE FORM W-9)

  Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title. Instruction 6.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Name(s)_________________________________________________________________________
                                 (Please Print)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

--------------------------------------------------------------------------------
                                                          (Including Zip Code)

Area Code and Telephone Number__________________________________________________

Tax ID Number or Social Security Number_________________________________________

Dated____________________________

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature____________________________________________________________

Name(s)_________________________________________________________________________
                                 (Please Print)

Title___________________________________________________________________________

Name of Firm ___________________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                                                          (Including Zip Code)

Area Code and Telephone Number__________________________________________________

Tax ID Number of Social Security Number_________________________________________

Dated ___________________________

                                 INSTRUCTIONS

                    FORMING PART OF THE TERMS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

  No signature guarantee is required if:

    (a) this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and payment and delivery are to be made directly to such owner unless such owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

    (b) such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the Stock Transfer Association's approved medallion program (such as STAMP, SEMP or MSP) or a commercial bank or trust company having an office, branch or agency in the United States (each such entity, an "Eligible Institution").

  In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

  This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary (or such certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary), if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares or confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares tendered electronically, together in each case with a facsimile of the Letter of Transmittal and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Date.

  Holders of Shares whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary before the Expiration Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) and by otherwise complying with the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure, the certificates for all physically tendered Shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by a telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Shares to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

  The Company will not accept any alternative or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. All tendering shareholders by execution of this Letter of Transmittal (or a photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3. INADEQUATE SPACE.

  If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND UNPURCHASED SHARES. (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.)

  If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the "Special Payment Instructions" or "Special Delivery Instructions" box on this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, all Shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED.

  For Shares to be properly tendered, the shareholder MUST check the box indicating the price per Share at which he or she is tendering Shares under "Price (In Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal, provided, however, that an Odd Lot Owner (as defined in Instruction 8) may check the box above in the section entitled "Odd Lots" indicating that he or she is tendering all of his or her Shares at the Purchase Price. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

  (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  (b) If the Shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

  (c) If any of the tendered Shares are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

  (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificate(s) for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURES ON SUCH CERTIFICATES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by any person or other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) or such certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  (e) If this Letter of Transmittal or any certificate or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act.

7. STOCK TRANSFER TAXES.

  Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes payable on the transfer to it of Shares purchased pursuant to the Offer. If, however:

    (a) payment of the Purchase Price is to be made to any person other than the registered holder(s);

    (b) Shares not tendered or not accepted for purchase are to be registered in the name of any person other than the registered holder(s); or

    (c) tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal;

then the Depositary will deduct from the Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder, such other person or otherwise) payable on account of the transfer to such person unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

8. ODD LOTS.

  As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares tendered before the Expiration Date and not withdrawn, the Shares purchased first will consist of all Shares tendered by or on behalf of shareholders ("Odd Lot Owners") who beneficially hold, as of the close of business on the Expiration Date, an aggregate of fewer than 100 Shares at or below the Purchase Price. This preference will not be available unless the box captioned "Odd Lots" is completed. Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

9. ORDER OF PURCHASE IN EVENT OF PRORATION.

  As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. If a shareholder is entitled to capital gain or loss treatment as described in Section 14 of the Offer to Purchase, the order of purchase may have an effect on the amount of any taxable gain or loss on the Shares purchased, depending on the shareholder's basis in the Shares. See Sections 1 and 14 of the Offer to Purchase.

10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

  If certificate(s) for Shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificate(s) and/or check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

11. IRREGULARITIES.

  All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determination shall be firm and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

12. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

  Questions and requests for assistance may be directed to the Information agent or the Dealer Manager at their addresses and telephone numbers set forth at the end of this Letter of Transmittal. Additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Information Agent.

13. SUBSTITUTE FORM W-9 AND FORM W-8.

  Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty. In addition, payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 may be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

  The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Facsimile copies of the Letter of Transmittal will be accepted from Eligible Institutions. The Letter of transmittal and certificates for Shares and any other required documents should be sent or delivered by each tendering shareholder or his or her broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                       THE DEPOSITARY FOR THE OFFER IS:
                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

        By Mail:          By Facsimile Transmission:By Hand or Overnight
Reorganization Department       (201) 329-8936            Courier:
                                                       Reorganization
                                                         Department

     Midtown Station
               Confirm Receipt of Notice of Guaranteed Delivery:
       P.O. Box 798
    New York, NY 10018        (201) 296-4209 (or)  120 Broadway-13th Floor
                                (201) 296-4381       New York, NY 10271


   Any questions or requests for assistance may be directed to the Information Agent or Dealer Manager. Additional copies of the Offer to Purchase or the Letter of Transmittal may be obtained from the Information Agent. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.


                    The Information Agent for the Offer is:

                            D. F. King & Co., Inc.
                                77 Water Street
                           New York, New York 10005
                           (212) 269-5550 (collect)
                                      or
                         Call Toll-Free (800) 714-3306

                     The Dealer Manager for the Offer is:

                             SALOMON BROTHERS INC

                           Seven World Trade Center
                           New York, New York 10048
                                (212) 783-6467

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

--------------------------------------- ---------------------------------------

                              GIVE THE
FOR THIS TYPE OF ACCOUNT:     SOCIAL SECURITY
                              NUMBER OF--
-----------------------------------------------
1. Individual                 The individual
2. Two or more individuals    The actual owner
  (joint account)             of the account
                              or, if combined
                              funds, the first
                              individual on the
                              account(1)
3. Custodian account of a     The minor(2)
  minor (Uniform Gift to
  Minors Act)
4. a.  The usual revocable    The grantor-
      savings trust (grantor  trustee(1)
      is also trustee)
b.  So-called trust account   The actual
   that is not a legal or     owner(1)
   valid trust under State
   law
5. Sole proprietorship        The owner(1)

                              GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:     IDENTIFICATION
                              NUMBER OF--
                                        -------
 6. Sole proprietorship       The owner(3)
 7. A valid trust, estate or  The legal
  pension trust               entity(4)
 8. Corporate                 The corporation
 9. Association, club,        The corporation
  religious, charitable,
  educational or other tax-
  exempt organization
10. Partnership               The partnership
11. A broker or registered    The broker or
 nominee                      nominee
12. Account with the          The public entity
  Department of Agriculture
  in the name of a public
  entity (such as a state or
  local government, school
  district, or prison) that
  receives agricultural
  program payments

---------------------------------------

                                        ---------------------------------------
(1) List first and circle the name of the person whose number you furnish.
(2) Circle minor's name and furnish the minor's social security number.
(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.
(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                      NUMBER (TIN) ON SUBSTITUTE FORM W-9
             (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)
                                    PAGE 2
NAME

If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security
Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

OBTAINING A NUMBER

If you don't have a taxpayer identification number ("TIN"), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from you local Internal Revenue Service (the "IRS") office.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Adviser Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects for such services is not exempt from backup withholding or information reporting.

(1)  A corporation.
(2) An organization exempt from tax under section 501(1), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7).
(3)  The United States or any of its agencies or instrumentalities.
(4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6) An international organization or any of its agencies or instrumentalities.
(7) A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment fund.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15) A trust exempt from tax under section 664 or described in section 4947.

  Payment of dividends generally not subject to backup withholding include the following:
  . Payments to nonresident aliens subject to withholding under section 1441. . Payments to partnerships not engaged in a trade or business in the U.S.
    and that have at least one nonresident partner.
  . Payments of patronage dividends not paid in money.
  . Payments made by certain foreign organizations.

  Payments of interest generally not subject to backup withholding include the following:
  . Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not pro-vided your correct TIN to the payor.
  . Payments of tax-exempt interest (including exempt-interest dividends un-
    der section 852).
  . Payments described in section 6049(b)(5) to nonresident aliens.
  . Payments on tax-free covenant bonds under section 1451.
  . Payments made by certain foreign organizations.
  .Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6050A and 6050N, and the regulations under those sections.

  PRIVACY ACT NOTICE.--Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are qualified to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TIN.--If you fail to furnish your correct TIN to a re-quester (the person asking you to furnish your TIN), you are subject to a pen-alty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certi-fications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

       FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS